UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2016

Intra-Cellular Therapies, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36274

Delaware	36-4742850
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

430 East 29th Street

New York, New York 10016

(Address of principal executive offices, including zip code)

(646) 440-9333

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On April 6, 2016, Intra-Cellular Therapies, Inc. (the “Company”) announced additional data from the first Phase 3 clinical trial of its lead drug candidate, ITI-007 (ITI 007-301), and the ITI-007 Positron Emission Tomography (“PET”) study in patients with schizophrenia.

The Company’s press release announcing additional data from the PET study and the Phase 3 clinical trial of ITI-007-301, and the related posters presented at the 5th Biennial Schizophrenia International Research Society (“SIRS”) Conference, are filed as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release dated April 6, 2016

99.2	Poster presentation, entitled “ITI-007 Exhibits Unique Pharmacology: Combined Results from Positron Emission Tomography (PET) Studies in Healthy Volunteers and Patients with Schizophrenia”

99.3	Poster presentation, entitled “Positive Phase 3 Clinical Trial of ITI-007 for the Treatment of Schizophrenia: Secondary Endpoints and Subgroup Analyses from a Randomized, Double-Blind, Placebo-Controlled Trial”

99.4	Poster presentation, entitled “Positive Phase 3 Clinical Trial of ITI-007 for the Treatment of Schizophrenia: Safety Results from a Randomized, Double-Blind, Placebo-Controlled Trial”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRA-CELLULAR THERAPIES, INC.

By:	/s/ Lawrence J. Hineline
Lawrence J. Hineline
Vice President of Finance, Chief Financial Officer, Treasurer and Assistant Secretary

Date: April 6, 2016